Crypto Asset Borrowings	12 Months Ended
Mar. 31, 2025
Crypto Asset Borrowings [Abstract]
Crypto asset borrowings

20.    Crypto asset borrowings

Under the Coincheck Lending program, when the Company enters into borrowing agreements with customers, the Company obtains control over the crypto assets deposited by those customers, regardless of whether the Company has actually borrowed the crypto assets or the crypto assets remain deposited with the Company. These crypto assets are recognized as inventories under “Crypto assets held” in the consolidated statement of financial position and the Company’s corresponding obligation to return these crypto assets to customers is recognized as a liability under “Crypto asset borrowings.”

Crypto asset borrowings are initially measured at the fair value of the crypto assets borrowed/deposited. Subsequent to initial recognition, changes in fair value of crypto asset borrowings are recognized in profit or loss in the corresponding period. See Note 25 “Fair value measurement.”

The fee expenses (calculated as in-kind interest on the amount borrowed) related to crypto asset borrowings, paid in the same cryptocurrency, for the year ended March 31, 2023, 2024 and 2025, were ¥49 million, ¥35 million and ¥51 million, respectively, which were included in “Transaction related costs” of “Selling, general, and administrative expenses” in the consolidated statements of profit or loss and other comprehensive income. The fee expenses related to crypto asset borrowings for the year ended March 31, 2023, 2024 and 2025 are included as an adjustment to reconcile profit (loss) to “Cash flows from operating activities” in the consolidated statements of cash flows.